1998 SEMIANNUAL REPORT


IDS
Blue Chip
Advantage
Fund

(icon of) ribbon

The goal of IDS Blue Chip Advantage Fund, a part of IDS Market Advantage Series, Inc., is to achieve a long-term total return exceeding that of the U.S. stock market. The Fund invests in common stocks that are includedin a broad market index.


     American Express Financial Advisors

     Distributed by American Express Financial Advisors Inc.

Making the most
of the market

     If you were compiling a who's who of corporate America, a good place to start would be the Standard & Poor's Index. Composed of 500 stocks representing a wide range of prominent companies, "the S&P" is recognized as a good measure of overall stock market performance. Of course, some of those stocks will fare better than others. Blue Chip Advantage tries to identify and build its portfolioaround these stocks. Objective: a fund that's like the S&P...only better.



     Contents

     From the chairman                            3
     From the portfolio manager                   3
     The Fund's ten largest holdings              5
     Financial statements                         6
     Notes to financial statements                9
     Investments in securities                   24
     Board members and officers                  27
     IDS mutual funds                            28

 To our shareholders


      From the chairman

     If you're an experienced investor, you know that the past few years have been unusually strong ones in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that last October, when financial turmoil in Southeast Asia sparked a sharp decline in worldwide stock markets, including the U.S.

     The potential for such volatility reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.




      William R. Pearce
     (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

     IDS Blue Chip Advantage Fund enjoyed a strong six months, as it was well positioned in several market-leading stocks. For the first half of the fiscal year -- February through July 1998 -- the Fund's Class A shares produced a total return of 12.6%.

     After a sluggish winter, the stock market hit its stride at the beginning of the period. Supported by reports of still-tame inflation, ongoing economic growth and good corporate profits, stocks went on a two-month run that resulted in the Fund gaining more than 11%.

     The following four months, however, were something of a struggle. Although the domestic investment environment remained favorable, concerns stemming from a financial crisis in Asia cast doubt on American companies' ability to sustain solid profit growth. The result was a highly volatile stock market that could gain only a little ground through the end of the period.

      Big names, big returns

     The key to making money during the six months was to concentrate on the relatively small group of large-capitalization, blue-chip stocks that have led the market for some time. To the Fund's benefit, several of those stocks were in the portfolio for much of the period. The most prominent names included General Electric, Coca-Cola, Bristol Myers Squibb, Intel, Microsoft, Merck, Ford and Wal-Mart.

     As for the portfolio mix, the greatest area of investment was in "non-cyclical" stocks, including consumer products, food, beverages and health care, specifically pharmaceuticals. They proved to be the most consistent contributors. The next-highest exposure was to technology stocks, which were terrifically volatile in light of the Asian crisis. On the whole, though, they provided positive results. Financial services comprised another substantial weighting in the portfolio, and, thanks to a decline in long-term interest rates, generated good overall results. Among the "cyclical" holdings, stocks of large retailers also enhanced performance.

     As of this writing (mid-August), the favorable economic environment -- highlighted by low inflation, low long-term interest rates and solid growth -- remains intact. On the other hand, concerns about the effect of the Asian situation on strength of future corporate earnings have yet to be resolved. Therefore, I expect the volatility that has characterized the stock market in recent years will stay with us. Given that outlook, I plan to continue the Fund's emphasis on top-quality large companies that appear most likely to deliver consistent earnings growth.





      Guru Baliga
     (picture of) Guru Baliga
      Guru Baliga
      Portfolio manager

     To our shareholders


Class A
 6-month performance


(All figures per share)

Net asset value (NAV)


July 31, 1998       $   10.65

Jan. 31, 1998       $    9.49

Increase            $    1.16



Distributions
Feb. 1, 1998 - July 31, 1998



From income         $    0.04

From capital gains  $      --

Total distributions$     0.04


Total return*          +12.6%**


Class B
 6-month performance


(All figures per share)

Net asset value (NAV)


July 31, 1998       $   10.58

Jan. 31, 1998       $    9.43

Increase            $    1.15



Distributions
Feb. 1, 1998 - July 31, 1998



From income         $      --

From capital gains  $      --

Total distributions$       --


Total return*           +12.2%**


Class Y
 6-month performance


(All figures per share)

Net asset value (NAV)


July 31, 1998       $   10.66

Jan. 31, 1998       $    9.50

Increase            $    1.16



Distributions
Feb. 1, 1998 - July 31, 1998



From income         $    0.04

From capital gains  $      --

Total distributions$     0.04


Total return*          +12.7%**



     *The prospectus discusses the effect of sales charges, if any, on the various classes.

     **The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings


                                              Percent                Value
                               (of Fund's net assets)      (as of July 31, 1998)

       General Electric                         4.25%         $113,150,006

       Coca-Cola                                2.86            76,273,894

       Bristol-Myers Squibb                     2.36            62,973,255

       Wal-Mart Stores                          2.36            62,910,374

       Intl Business Machines                   2.16            57,465,266

       Travelers Group                          2.01            53,646,833

       Royal Dutch Petroleum                    1.99            52,917,600

       Intel                                    1.92            51,101,575

       NationsBank                              1.84            49,022,324

       Ford Motor                               1.80            47,827,500


     For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.


     (icon of) pie chart

     The ten holdings listed here make up 23.55% of the Fund's net assets


     Financial statements


      Statement of assets and liabilities
      IDS Blue Chip Advantage Fund
      July 31, 1998



                                  Assets

                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1)
      (identified cost $2,326,311,228)                                                          $2,662,004,437
 Cash in bank on demand deposit                                                                      2,217,771
 Dividends and accrued interest receivable                                                           2,535,620
 Receivable for investment securities sold                                                          59,417,707
                                                                                                    ----------
 Total assets                                                                                   $2,726,175,535
                                                                                                --------------

                                  Liabilities
 Payable for investment securities purchased                                                        62,622,422
 Accrued investment management services fee                                                             26,575
 Accrued distribution fee                                                                               17,619
 Accrued service fee                                                                                    12,184
 Accrued transfer agency fee                                                                             1,899
 Accrued administrative services fee                                                                     1,805
 Other accrued expenses                                                                                207,649
                                                                                                       -------
 Total liabilities                                                                                  62,890,153
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                             $2,663,285,382
                                                                                                --------------

                                  Represented by

 Capital stock-- of $.01 par value (Note 1)                                                     $    2,505,452
 Additional paid-in capital                                                                      2,196,827,079
 Undistributed net investment income                                                                   559,472
 Accumulated net realized gain (loss)                                                              127,821,126
 Unrealized appreciation (depreciation) on investments (Note 4)                                    335,572,253
                                                                                                  -----------
 Total-- representing net assets applicable to outstanding capital stock                        $2,663,285,382
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $1,521,275,221
                                                          Class B                               $  856,641,058
                                                          Class Y                               $  285,369,103
 Net asset value per share of outstanding capital stock:  Class A shares     142,798,633        $        10.65
                                                          Class B shares      80,975,637        $        10.58
                                                          Class Y shares      26,770,968        $        10.66

     See accompanying notes to financial statements.







      Statement of operations
      IDS Blue Chip Advantage Fund
      Six months ended July 31, 1998



                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                         $17,837,719
 Interest                                                                                              826,380
      Less foreign taxes withheld                                                                     (165,961)
                                                                                                      --------
 Total income                                                                                       18,498,138
                                                                                                    ----------
 Expenses (Note 2):
 Investment management services fee                                                                  4,491,642
 Distribution fee -- Class B                                                                         2,915,041
 Transfer agency fee                                                                                 1,557,756
 Incremental transfer agency fee-- Class B                                                              35,768
 Service fee
      Class A                                                                                        1,220,701
      Class B                                                                                          676,866
      Class Y                                                                                          136,440
 Administrative services fees and expenses                                                             322,941
 Compensation of board members                                                                           7,642
 Custodian fees                                                                                         83,453
 Postage                                                                                                87,092
 Registration fees                                                                                     297,328
 Reports to shareholders                                                                                 8,671
 Audit fees                                                                                             10,750
 Other                                                                                                   4,471
                                                                                                         -----
 Total expenses                                                                                     11,856,562
      Earnings credits on cash balances (Note 2)                                                       (40,600)
                                                                                                       -------
 Total net expenses                                                                                 11,815,962
                                                                                                    ----------
 Investment income (loss) -- net                                                                     6,682,176
                                                                                                     ---------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                88,998,000
      Financial futures contracts                                                                    3,643,885
                                                                                                     ---------
 Net realized gain (loss) on investments                                                            92,641,885
 Net change in unrealized appreciation (depreciation) on investments                               166,239,740
                                                                                                   -----------
 Net gain (loss) on investments                                                                    258,881,625
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $265,563,801
                                                                                                  ============


     See accompanying notes to financial statements.





     Financial statements


      Statements of changes in net assets
      IDS Blue Chip Advantage Fund



                                  Operations and distributions

                                                                           July 31, 1998         Jan. 31, 1998
                                                                        Six months ended            Year ended
                                                                             (Unaudited)
 Investment income (loss)-- net                                           $    6,682,176        $   12,575,697
 Net realized gain (loss) on investments                                      92,641,885           194,519,596
 Net change in unrealized appreciation (depreciation) on investments         166,239,740            60,226,086
                                                                             -----------            ----------
 Net increase (decrease) in net assets resulting from operations             265,563,801           267,321,379
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
           Class A                                                            (5,263,574)           (9,530,732)
           Class B                                                              (222,179)           (1,407,230)
           Class Y                                                            (1,106,189)           (1,412,952)
      Net realized gain
           Class A                                                                    --          (126,459,942)
           Class B                                                                    --           (67,409,896)
           Class Y                                                                    --           (20,060,243)
                                                                                                   -----------
 Total distributions                                                          (6,591,942)         (226,280,995)
                                                                              ----------          ------------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                329,276,394           798,030,015
      Class B shares                                                         175,855,135           313,187,632
      Class Y shares                                                          62,506,801           187,457,450
 Reinvestment of distributions at net asset value
      Class A shares                                                           4,921,717           128,577,777
      Class B shares                                                             222,027            68,351,842
      Class Y shares                                                           1,106,189            21,473,195
 Payments for redemptions
      Class A shares                                                        (163,927,482)         (442,501,316)
      Class B shares (Note 2)                                                (44,432,936)          (47,783,649)
      Class Y shares                                                         (46,182,954)          (48,925,596)
                                                                             -----------           -----------
 Increase (decrease) in net assets from capital share transactions           319,344,891           977,867,350
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                     578,316,750         1,018,907,734
 Net assets at beginning of period                                         2,084,968,632         1,066,060,898
                                                                           -------------         -------------
 Net assets at end of period                                              $2,663,285,382        $2,084,968,632
                                                                          ==============        ==============
 Undistributed net investment income                                      $      559,472        $      469,238
                                                                          --------------        --------------


     See accompanying notes to financial statements.



     Notes to financial statements


      IDS Blue Chip Advantage Fund
      (Unaudited as to July 31, 1998)


  1

Summary of
significant
accounting policies


     The Fund is a series of IDS Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in common stocks that are included in a broad market index. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses)  differs  among  classes.  Income,  expenses  (other  than  class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Fund may buy financial futures contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Federal taxes

     Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

     Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.



  2

Expenses and
sales charges



     Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio and providing administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.44% to 0.34% annually.

     Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

     Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

    o Class A $15

    o Class B $16

    o Class Y $15


     Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

     Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

     Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $4,987,368 for Class A and $290,846 for Class B for the six months ended July 31, 1998.

     The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

     During the six months ended July 31, 1998, the Fund's custodian and transfer agency fees were reduced by $40,600 as a result of earnings credits from overnight cash balances.


  3

Securities
transactions


     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,672,010,295 and $1,326,820,012, respectively, for the six months ended July 31, 1998. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $94,398 for the six months ended July 31, 1998.

     Income from securities lending amounted to $3,409 for the six months ended July 31, 1998. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


  4

Financial futures
contracts


     Investments in securities at July 31, 1998, included securities valued at $24,592,437 that were pledged as collateral to cover initial margin deposits on 16 open purchase contracts. The market value of the open purchase contracts at July 31, 1998, was $4,492,000 with a net unrealized loss of $120,956.



  5

Capital share
transactions


     Transactions in shares of capital stock for the periods indicated are as follows:



                                       Six months ended July 31, 1998

                                  Class A         Class B           Class Y


      Sold                     31,280,247       16,846,316        5,933,901

      Issued for reinvested       462,353           21,203          103,840
        distributions

      Redeemed                (15,525,013)      (4,224,212)      (4,378,012)


      Net increase (decrease)  16,217,587       12,643,307        1,659,729



                                          Year ended Jan. 31, 1998

                                  Class A         Class B           Class Y


      Sold                     81,047,186       31,894,665       19,205,312

      Issued for reinvested    13,851,152        7,422,304        2,312,625
        distributions

      Redeemed                (44,911,144)      (4,846,317)      (4,957,569)


      Net increase (decrease)  49,987,194       34,470,652       16,560,368



     Notes to financial statements



     IDS Blue Chip Advantage Fund

6
Financial
highlights


     The  tables  below  show  certain  important   financial   information  for
     evaluating the Fund's results.

     Fiscal period ended Jan. 31,

                                       Per share income and capital changesa
                                                                             Class A
                                     1998c      1998      1997      1996      1995     1994     1993     1992     1991b
Net asset value,                     $9.49     $8.97     $7.62     $5.97     $6.58    $6.20    $5.96    $5.25     $5.00
beginning of period
                                           Income from investment operations:
Net investment                         .04      0.10       .09       .11       .11      .10      .10      .12       .10
income (loss)

Net gains (losses) (both              1.16      1.67      1.69      2.18      (.13)     .79      .50      .96       .25
realized and unrealized)
Total from investment                 1.20      1.77      1.78      2.29      (.02)     .89      .60     1.08       .35
operations
                                                Less distributions:
Dividends from net                    (.04)     (.10)     (.09)     (.11)     (.11)    (.10)    (.09)    (.12)     (.10)
investment income

Distributions from                      --     (1.15)     (.34)     (.53)     (.48)    (.41)    (.27)    (.25)       --
realized gains

Total distributions                   (.04)    (1.25)     (.43)     (.64)     (.59)    (.51)    (.36)    (.37)     (.10)

Net asset value,                    $10.65     $9.49     $8.97     $7.62     $5.97    $6.58    $6.20    $5.96     $5.25
end of period
                                                Ratios/supplemental data
                                                   Class A
                                     1998c      1998      1997      1996      1995     1994     1993     1992     1991b
Net assets, end of period           $1,521    $1,202      $687      $247      $151     $148     $124      $85       $36
(in millions)

Ratio of expenses to                 .73%f      .78%      .89%      .96%      .89%    1.03%    1.10%   1.11%d     .85%f
average daily net assetse

Ratio of net income (loss)           .78%f     1.03%     1.18%     1.68%     1.77%    1.59%    1.63%   2.01%d   2.93%d,f
to average daily net assets

Portfolio turnover rate                55%      145%      128%      126%      122%     156%     202%     154%     103%
(excluding short-term
securities)

Total returng                        12.6%     20.2%     23.8%     39.0%     (0.2%)   14.7%    10.2%    21.2%     7.0%

Average brokerage
commission rateh                    $.0544    $.0512    $.0388       --        --        --      --        --       --


     a For a share outstanding throughout the period. Rounded to the nearest cent.
     b  Inception  date.  Period from March 5, 1990 to Jan. 31, 1991.
     c  Six months  ended July 31,  1998  (Unaudited).
     d During portions of the fiscal periods ended Jan. 31, 1992 and 1991, AEFC voluntarily reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses and net investment income would have been 1.17% and 1.95% in 1992 and 1.35% and 2.39% in 1991.
     e Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
     f  Adjusted to an annual  basis.
     g  Total  return does not reflect payment of a sales  charge.
     h Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.





Fiscal period ended Jan. 31,

                                       Per share income and capital changes(a)

                                                     Class B                                  Class Y

                                      1998(c)    1998     1997     1996(b)     1998(c)     1998      1997     1996(b)
Net asset value,                       $9.43    $8.92    $7.59      $6.30       $9.50     $8.97     $7.62     $6.30
beginning of period

Net investment                            --      .03      .04        .07         .04       .11       .10       .11
income (loss)

Net gains (losses)                      1.15     1.66     1.67       1.83        1.16      1.68      1.69      1.86
(both realized and unrealized)

Total from investment                   1.15     1.69     1.71       1.90        1.20      1.79      1.79      1.97
operations

Distributions from net                    --     (.03)    (.04)      (.08)       (.04)     (.11)     (.10)     (.12)
investment income

Distributions from                        --    (1.15)    (.34)      (.53)         --     (1.15)     (.34)     (.53)
realized gains

Total distributions                       --    (1.18)    (.38)      (.61)       (.04)    (1.26)     (.44)     (.65)

Net asset value,                      $10.58    $9.43    $8.92      $7.59      $10.66     $9.50     $8.97     $7.62
end of period

                                       Ratios/supplemental data

                                                     Class B                                     Class Y

                                      1998(c)    1998     1997     1996(b)      1998(c)      1998       1997    1996(b)
Net assets, end of                      $857     $645     $302        $42         $285       $239        $77       $28
period (in millions)

Ratio of expenses to                  1.49%e    1.54%    1.65%     1.74%e        .66%e       .69%       .72%     .80%e
average daily net assets(d)

Ratio of net income (loss)             .01%e     .26%     .39%      .81%e        .85%e      1.10%      1.33%    1.75%e
to average daily net assets

Portfolio turnover rate                  55%     145%     128%       126%          55%       145%       128%      126%
(excluding short-term
securities)

Total return(f)                        12.2%    19.3%    22.9%      30.3%        12.7%      20.4%      24.0%     31.3%

Average brokerage commission rate(g)  $.0544   $.0512   $.0388         --       $.0544     $.0512     $.0388        --



     a For a share outstanding throughout the period. Rounded to the nearest cent.
     b Inception  date was March 20, 1995.
     c Six months ended July 31, 1998 (Unaudited).
     d Effective fiscal year 1996,  expense ratio is based on total expense of the Fund before  reduction of earnings credits on cash balances.
     e Adjusted to an annual basis.
     f Total return does not reflect  payment of a sales charge.
     g Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.



     Investments in securities


      IDS Blue Chip Advantage Fund
      July 31, 1998 (Unaudited)



                                                      (Percentages represent
                                                        value of investments
                                                      compared to net assets)


 Common stocks (99.4%)

Issuer                       Shares       Value(a)

 Aerospace & defense (1.5%)
 AlliedSignal               468,100     $20,362,350
 Goodrich (BF)              163,600       6,636,025
 Lockheed Martin             67,000       6,679,063
 Raytheon Cl B              118,800       6,571,125
 Total                                   40,248,563


 Airlines (0.5%)
 AMR                        199,000(b)   14,216,063


 Automotive & related (3.9%)
 Dana                       303,900      15,119,025
 Ford Motor                 840,000      47,827,500
 General Motors             458,800      33,176,975
 TRW                        122,900       6,659,644
 Total                                  102,783,144


 Banks and savings & loans (9.6%)
 Banc One                   702,700      36,320,806
 BankAmerica                525,800      47,190,550
 First Chicago NBD          400,800      33,592,050
 NationsBank                614,700      49,022,324
 Norwest                    934,400      33,580,000
 Wachovia                   468,550      40,119,594
 Washington Mutual          481,050      19,211,934
 Total                                  259,037,258

 Beverages & tobacco (2.9%)
 Coca-Cola                  945,300      76,273,894


 Chemicals (2.9%)
 Du Pont (EI) de Nemours    658,200      40,808,400
 Monsanto                   363,200      20,566,200
 Waste Management           268,105(b)   14,779,288
 Total                                   76,153,888

 Communications equipment & services (2.8%)
 Ascend Communications      127,900(b)    5,687,553
 Lucent Technologies        329,600      30,467,400
 Motorola                   415,400      21,704,650
 Tellabs                    207,200(b)   15,598,275
 Total                                   73,457,878


 Computers & office equipment (8.9%)
 3Com                       281,000(b)    6,954,750
 Automatic Data Processing  383,400      25,951,388
 Bay Networks               310,900(b)   10,706,619
 Cisco Systems              372,100(b)   35,628,574
 Compaq Computer            675,600      22,210,350
 Computer Sciences          266,800      17,075,200
 EMC                        282,100      13,822,900
 Hewlett-Packard            488,400      27,106,200
 Intl Business Machines     433,700      57,465,266
 Parametric Technology      412,700(b)    5,623,038
 Sun Microsystems           280,900(b)   13,272,525
 Total                                  235,816,810
 Electronics (1.9%)
 Intel                      605,200     $51,101,575


 Energy (1.6%)
 Exxon                      508,800      35,679,600
 Mobil                      115,000       8,021,250
 Total                                   43,700,850


 Energy equipment & services (0.5%)
 Dresser Inds               188,200       6,645,813
 Halliburton                200,000       7,262,500
 Total                                   13,908,313


 Financial services (4.5%)
 Associates First Capital Cl A343,300    26,670,119
 Fannie Mae                 123,000       7,626,000
 Household Intl             550,800      27,402,300
 Schwab (Charles)           149,600       5,610,000
 Travelers Group            800,699      53,646,833
 Total                                  120,955,252

 Food (2.7%)
 Bestfoods                  561,500      31,233,437
 General Mills              316,500      19,603,219
 Sara Lee                   442,200      22,165,275
 Total                                   73,001,931

 Foreign (4.3%)(c)
 Northern Telecom           274,900      16,150,375
 Royal Dutch Petroleum    1,037,600      52,917,600
 Schlumberger               286,100      17,326,931
 Tyco Intl                  443,400      27,463,088
 Total                                  113,857,994


 Health care (12.8%)
 ALZA                       153,100(b)    5,951,763
 American Home Products     228,000      11,742,000
 Amgen                      224,200(b)   16,464,688
 Baxter Intl                526,600      31,464,350
 Boston Scientific          179,600(b)   13,761,850
 Bristol-Myers Squibb       552,700      62,973,255
 Guidant                    153,100      11,377,244
 Johnson & Johnson          427,200(e)   33,001,200
 Medtronic                  215,700      13,359,919
 Merck & Co                 265,100      32,690,144
 Pfizer                     313,900      34,528,999
 Pharmacia & Upjohn         178,100       8,437,488
 Schering-Plough            386,300      37,374,524
 Warner-Lambert             396,600      29,968,088
 Total                                  343,095,512


 Health care services (1.2%)
 Service Corp Intl          297,600      11,271,600
 Tenet Healthcare           390,400(b)   11,687,600
 United Healthcare          148,800       8,407,200
 Total                                   31,366,400
 Household products (2.6%)
 Colgate-Palmolive          298,900     $27,629,569
 Gillette                   777,800      40,737,275
 Total                                   68,366,844


 Insurance (3.8%)
 Allstate                    71,800       3,047,013
 American General           471,200      32,188,849
 American Intl Group        179,000      26,995,437
 SunAmerica                 298,500      18,339,094
 UNUM                       380,600      20,052,863
 Total                                  100,623,256

 Leisure time & entertainment (1.3%)
 Disney (Walt)              540,900      18,627,244
 Mattel                     385,300      14,809,969
 Total                                   33,437,213


 Media (2.6%)
 CBS                        841,100(e)   28,544,831
 Clear Channel
    Communications          369,000(b)   20,733,188
 Time Warner                220,300      19,840,769
 Total                                   69,118,788


 Metals (0.7%)
 Aluminum Co of America     123,600       8,567,025
 Reynolds Metals            172,900       9,077,250
 Total                                   17,644,275


 Multi-industry conglomerates (5.3%)
 Emerson Electric           456,000      27,103,500
 General Electric         1,266,900(e)  113,150,006
 Total                                  140,253,506


 Paper & packaging (0.3%)
 Owens-Illinois             185,000(b)    8,163,125


 Retail (7.8%)
 Albertson's                310,000      14,899,375
 Consolidated Stores        137,700(b)    4,630,163
 CVS283,800              11,635,800


 Dayton Hudson              449,600(e)   21,496,500
 Home Depot                 700,000      29,312,500
 K mart                     104,300(b)    1,701,394
 Kroger                     404,000(b)   19,114,250
 Meyer (Fred)               440,100(b)   19,391,906
 Rite Aid                   331,000      13,074,500
 Wal-Mart Stores            996,600      62,910,374
 Walgreen                   197,300       8,520,894
 Total                                  206,687,656

 Textiles & apparel (0.4%)
 Nike Cl B                  246,100      10,951,450


 Transportation (0.6%)
 Burlington Northern
    Santa Fe                160,000      16,470,000

 Utilities -- electric (1.3%)
 Baltimore Gas & Electric   313,700       9,489,425
 Carolina Power & Light     209,400       8,519,963
 Duke Energy                152,100       8,688,712
 PECO Energy                300,000       8,981,250
 Total                                   35,679,350


 Utilities -- gas (1.3%)
 Enron                      676,300      35,801,631


 Utilities -- telephone (8.9%)
 AirTouch Communications    572,400(b)   33,664,275
 Ameritech                  787,400      38,730,237
 BellSouth                  193,041(e)   13,187,113
 Frontier                   201,600       6,766,200
 GTE                        244,900      13,316,438
 MCI Communications         483,600      31,313,100
 SBC Communications         507,200      20,731,800
 US West Communications
    Group                   847,700      45,245,987
 WorldCom                   633,600(b)   33,501,600
 Total                                  236,456,750


 Total common stocks
 (Cost: $2,312,935,960)              $2,648,629,169





 Short-term securities (0.5%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase

 U.S. government agency (--%)
 Federal Home Loan Mtge Disc Nt
    09-04-98     5.49%      $900,000       $895,359

 Commercial paper (0.5%)
 BBV Finance (Delaware)
    08-13-98     5.53      4,300,000      4,292,102
 BellSouth Capital Funding
    08-05-98     5.53      1,100,000(d)   1,099,327
 Delaware Funding
    08-31-98     5.57      1,400,000(d)   1,393,537
 Deutsche Bank Financial
    08-06-98     5.55      1,600,000      1,598,771

 Dresdner US Finance
    08-21-98     5.54        300,000        299,080
 Ford Motor Credit
    08-06-98     5.53      3,800,000      3,797,092
 Total                                   12,479,909


 Total short-term securities
 (Cost: $13,375,268)                    $13,375,268



 Total investments in securities
 (Cost: $2,326,311,228)(f)           $2,662,004,437




     See accompanying notes to investments in securities.




 Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 4 to the financial statements):


 Type of security                                            Contracts


 Standard & Poor's 500 Stock Index, Sept. 1998                      16


(f) At July 31, 1998, the cost of securities for federal income tax purposes was approximately $2,326,311,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




 Unrealized appreciation..........................................$410,568,000
 Unrealized depreciation...........................................(74,875,000)

 Net unrealized appreciation......................................$335,693,000

          Board members and officers

                 Independent board members and officers

Chairman         William  R.  Pearce*
of the board     Chairman of the board,  Board  Services  Corporation  (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

                 H.  Brewster  Atwater,  Jr.
                 Former chairman and chief executive officer, General Mills, Inc.

                 Lynne  V.  Cheney
                 Distinguished fellow, American Enterprise Institute for Public Policy Research.

                 Heinz F. Hutter
                 Former president and chief operating officer, Cargill, Inc.

                 Anne P. Jones
                 Attorney and telecommunications consultant.

                 Alan K. Simpson
                 Former United States senator for Wyoming.

                 Edson W. Spencer
                 Retired chairman and chief executive officer, Honeywell, Inc.

                 Wheelock Whitney
                 Chairman, Whitney Management Company.

                 C. Angus Wurtele
                 Chairman of the board, The Valspar Corporation.

                 Officer

Vice president,  Leslie L. Ogg*
general counsel  President of Board Services Corporation.
and secretary


                 Board members and officers associated with AEFC

President        John R. Thomas*
                 Senior vice president, AEFC.

                 William  H.  Dudley*
                 Senior  advisor  to the  chief  executive officer, AEFC.

                 David R. Hubers*
                 President and chief executive officer, AEFC.


                 Officers associated with AEFC

Vice president   Peter J. Anderson*
                 Senior vice  president,  AEFC

Vice president   Frederick C. Quirsfeld*
                 Vice president, AEFC

Treasurer        Matthew N. Karstetter*
                 Vice president, AEFC

* Interested person as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe


Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the S&P 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Stock Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star


Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks that generaly pay dividends and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio that seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice


Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head


Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed


Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



You may experience delays when call volumes are high.

AMERICAN EXPRESS Financial Advisors


IDS Blue Chip Advantage Fund
IDS Tower 10
Minneapolis, MN 55440-0010